SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2004

Wells Real Estate Fund I

(Exact Name of Registrant as Specified in Charter)

Georgia	0-14463	58-1565512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Sale of Assets

On June 18, 2004, Wells-Baker Associates (the “Joint Venture”), a consolidated joint venture partnership between Wells Real Estate Fund I (the “Registrant”) and Wells & Associates, Inc. (the “Minority Partner”), sold an 11,000 square foot office building at Peachtree Place located in Norcross, Georgia (“Peachtree Place II”) for approximately $1.0 million to an unaffiliated third-party. In 2000, the Joint Venture sold the other office building at Peachtree Place, and now holds no further interest in properties at Peachtree Place. The Registrant owns approximately 90% of the Joint Venture. As a result of the sale, the Joint Venture received net sale proceeds of approximately $954,000, of which approximately $858,000 were allocable to the Registrant and approximately $96,000 were allocable to the Minority Partner, and expects to recognize a gross gain of approximately $349,000, of which approximately $314,000 would be allocated to the Registrant and approximately $35,000 would be allocated to the Minority Partner.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund I

Unaudited Pro Forma Financial Statements:

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of March 31, 2004	F-2
Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND I
(Registrant)

By:	WELLS CAPITAL, INC.
(Corporate General Partner)

	By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
LEO F. WELLS, III
General Partner

Date: July 1, 2004

3

WELLS REAL ESTATE FUND I

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund I (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2004.

The following unaudited pro forma balance sheet as of March 31, 2004 has been prepared to give effect to the sale of Peachtree Place II as if the disposition occurred on March 31, 2004. The Registrant held a consolidated interest of approximately 90%, and the Minority Partner held a minority interest of approximately 10% in the Joint Venture, which owned 100% of Peachtree Place II.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the sale of Peachtree Place II as if the disposition occurred on January 1, 2003. In addition, the unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the disposition of Heritage Place (the “Prior Disposition”), a retail shopping center containing approximately 29,900 rentable square feet located in Tucker, Dekalb County, Georgia, which occurred on April 7, 2003. The Prior Disposition was owned by Fund I and Fund II Tucker, an unconsolidated joint venture in which the Registrant holds an equity interest of approximately 52%. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Peachtree Place II if the transaction had occurred on January 1, 2003.

The Registrant has not included an unaudited pro forma statement of operations for the three months ended March 31, 2004 because the operations of Peachtree Place II were classified as discontinued operations for that period and were appropriately separated from continuing operations. Therefore, no pro forma adjustments are necessary.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the retail portion of Heritage Place and Peachtree Place II been consummated as of January 1, 2003.

F-1

WELLS REAL ESTATE FUND I AND SUBSIDIARY

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund I Historical(a)		Pro Forma Adjustments		Pro Forma Total
ASSETS:
Real estate assets, at cost:
Building and improvements, less accumulated depreciation of $6,484,598 in 2004 and $6,347,730 in 2003	$4,042,693		$0		$4,042,693
Land	1,238,819		0		1,238,819
Assets held for sale	577,990		(577,990	)(c)	0

Total real estate assets	5,859,502		(577,990)		5,281,512
Cash and cash equivalents	11,570,142		953,670	(d)	12,523,812
Investment in joint venture	2,202,114		0		2,202,114
Deferred lease acquisition costs	132,191		(4,218	)(e)	127,973
Prepaid expenses and other assets	167,085		(7,408	)(f)	159,677
Accounts receivable, net	116,028		(11,471	)(g)	104,557
Due from joint venture	18,842		0		18,842

Total assets	$20,065,904		$352,583		$20,418,487

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Due to affiliate	$2,074,126		$0		$2,074,126
Accounts payable, accrued expenses, and refundable security deposits	259,122		(7,408	)(f)	251,714
Partnership distributions payable	164,908		0		164,908
Minority interest	35,022	(b)	36,179	(h)	71,201

Total liabilities	2,533,178		28,771		2,561,949

Partners’ capital:
Limited partners:
Class A—98,716 units outstanding	17,532,726		226,249	(i)	17,758,975
Class B—42,568 units outstanding	0		97,563	(i)	97,563
General partners	0		0		0

Total partners’ capital	17,532,726		323,812	(i)	17,856,538

Total liabilities and partners’ capital	$20,065,904		$352,583		$20,418,487

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the three months ended March 31, 2004.
(b)	Reflects the Minority Partner’s approximately 10% interest in the basis of the net assets of Peachtree Place II as of March 31, 2004.
(c)	Reflects the basis of the net real estate assets of Peachtree Place II as of March 31, 2004.
(d)	Reflects net proceeds from the sale of Peachtree Place II.
(e)	Reflects unamortized deferred leasing costs related to Peachtree Place II as of March 31, 2004.
(f)	Reflects security deposits realized in connection with the sale of Peachtree Place II as if the transaction had occurred on March 31, 2004.
(g)	Reflects deferred rent receivables related to Peachtree Place II as of March 31, 2004.
(h)	Reflects the Minority Partner’s proportionate share of the pro forma gain on the sale of Peachtree Place II as if the transaction had occurred on March 31, 2004.
(i)	Reflects the Registrant’s proportionate share of the pro forma gain on the sale of Peachtree Place II as if the transaction had occurred on March 31, 2004.

See accompanying notes.

F-2

WELLS REAL ESTATE FUND I AND SUBSIDIARY

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Fund I Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Prior Disposition		Peachtree Place II
REVENUES:
Rental income	$1,123,305	$0		$(133,682	) (c)	$989,623
Tenant reimbursements	108,111	0		(2,495	) (d)	105,616
Equity in income (loss) of joint ventures	139,039	(195,117	) (b)	0		(56,078)
Interest income and other	128,908	0		(2)		128,906

	1,499,363	(195,117)		(136,179)		1,168,067

EXPENSES:
Legal and accounting	671,436	0		0		671,436
Depreciation	582,131	0		(42,430	) (e)	539,701
Operating costs – rental properties	467,818	0		(80,928	) (f)	386,890
Partnership administration	139,518	0		0		139,518
Management and leasing fees	110,222	0		(12,935	) (g)	97,287
Bad debt expense	27,633	0		0		27,633
Other general and administrative	11,521	0		(21,310	) (h)	(9,789)

	2,010,279	0		(157,603)		1,852,676

INCOME (LOSS) BEFORE MINORITY INTEREST	(510,916)	(195,117)		21,424		(684,609)

MINORITY INTEREST	2,153	0		(2,153	) (i)	0

NET INCOME (LOSS)	$(508,763)	$(195,117)		$19,271		$(684,609)

NET INCOME (LOSS) ALLOCATED TO CLASS A LIMITED PARTNERS	$(508,763)	$(195,117)		$19,271		$(684,609)

NET INCOME (LOSS) ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0		$0

NET INCOME (LOSS) PER CLASS A LIMITED PARTNER UNIT	$(5.15)					$(6.94)

NET INCOME (LOSS) PER CLASS B LIMITED PARTNER UNIT	$0.00					$0.00

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	98,716					98,716

CLASS B	42,568					42,568

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for 2003.
(b)	Reflects equity in income of Fund I and Fund II Tucker earned by the Registrant related to the retail portion of Heritage Place, which was sold on April 7, 2003. This pro forma adjustment eliminates the Registrant’s portion of the net gain on sale and eliminates the Registrant’s portion of gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(c)	Rental income is recognized on a straight-line basis.
(d)	Consists of operating cost reimbursements.
(e)	Depreciation expense is recognized using the straight-line method and a 25-year life.
(f)	Consists of operating expenses.
(g)	Management and leasing fees are generally calculated at 6% of rental income and tenant reimbursement upon the collection thereof.
(h)	Reflects administrative costs incurred in connection with owning Peachtree Place II.
(i)	Reflects the Minority Partner’s interest in recurring operations of Peachtree Place II for the year ended December 31, 2003.

See accompanying notes.

F-3